2nd Quarter Supplemental Information July 22, 2021 1

Loan Accommodations 2 As of June 30, 2021 ($ in millions) Loans with % of Portfolio Balance Payment with Payment Loan Type Outstanding(1) Accommodation Accommodation Commercial & Industrial $1,099 $8 1% Acquisition, Development & Construction $1,127 $14 1% Owner Occupied Real Estate $1,688 $19 1% Investment Real Estate $3,712 $167 4% Total Commercial Loans $7,626 $207 3% Mortgage Permanent $961 $7 1% Mortgage Construction $173 $0 0% Total Mortgage Loans $1,134 $7 1% Total Consumer Loans $457 $2 0% Total Loans $9,217 $216 2% (1) Amounts exclude PPP loans

Specific Industry Summary As of June 30, 2021 (1) Amounts exclude PPP loans (2) Criticized includes all performing and non-performing loans risk rated Special Mention, Substandard and Doubtful (3) Services industry includes, but is not limited to: Landscaping, Computer Services, Day Care, Community Housing and Dry Cleaning 3 ($ in millions) Loans with % of Portfolio Accruing Loans Total Balance Active Payment with Payment 30+ Days Non-Performing % of Portfolio PPP Industry Commitments(1) Outstanding(1) Accommodation Accommodation Past Due Loans Criticized(2) Loans Hotels $423 $414 $160 39% 3.68% 10.33% 18% $19 Restaurants $157 $150 $10 7% 0.00% 1.54% 5% $104 Services(3) $404 $219 $3 2% 0.00% 2.53% 5% $134 CRE Investment- Office $736 $697 $0 0% 0.00% 0.72% 1% $3 CRE Investment- Retail $1,236 $1,190 $14 1% 0.00% 0.13% 0% $0 CRE Investment- Multifamily $627 $549 $2 0% 0.00% 0.06% 0% $0

Paycheck Protection Program – Round 1 • PPP loans as of July 9, 2021 • 86% of all Round 1 loans have applied for forgiveness • In process forgiveness applications total $217 million • 99.6% of all forgiveness applications submitted to the SBA have received full forgiveness 4 ($ in thousands) Forgiven or Current Loan Size # of Loans Orig. Amount Repaid by Client Outstanding Less than or equal to $150,000 3,885 $179,184 $156,043 $23,141 $150,001 - $1,999,999 1,477 $685,568 $440,877 $244,690 Greater than or equal to $2,000,000 83 $270,561 $113,880 $156,681 Total PPP Loans 5,445 $1,135,313 $710,800 $424,513

Paycheck Protection Program – Round 2 • PPP loans as of July 9, 2021 • Fee for loans less than $50,000 is 50% of loan amount or $2,500, whichever is less • Portal will be opened for forgiveness applications for Round 2 loans on July 26, 2021 5 ($ in thousands) Loan Size # of Loans Orig. Amount Orig. Fee % Orig. Fee $ Less than or equal to $50,000 1,507 $33,103 see note $3,652 $50,001 - $350,000 1,297 $181,098 5% $9,055 $350,001 - $2,000,000 320 $248,744 3% $7,462 Greater than $2,000,000 2 $6,392 1% $64 Total PPP Loans 3,126 $469,337 $20,233

Allowance for Credit Losses – Q2 2021 Change • Decrease in Q2 2021 ACL was mainly driven by continued improvement in projected near term unemployment rate indicated in the most recent economic forecast. This decline was partially offset by an increase in individual reserves and qualitative adjustments related to the Company’s exposure to certain higher risk industry segments. 6 (in millions)

Economic Forecast Comparison Below presents a comparison of the Moody’s economic forecast for local market MSA on economic factors applied in the Company’s CECL calculation: 7 Unemployment Rate 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Q2 2021 CECL 6/21/21 Forecast 5.12% 4.59% 4.17% 3.86% 3.59% 3.42% 3.25% 3.12% Q1 2021 CECL 4/5/21 Forecast 5.59% 5.06% 4.60% 4.24% 4.04% 3.84% 3.66% 3.49% Q4 2020 CECL 12/23/20 Forecast 6.64% 6.62% 6.27% 5.96% 5.68% 5.38% 5.04% 4.69% YoY % Change in Business Bankruptcies Q2 2021 CECL 6/21/21 Forecast -6.46% -8.21% -0.83% 5.50% 15.14% 22.34% 21.39% 17.47% Q1 2021 CECL 4/5/21 Forecast 3.79% 5.26% 9.74% 19.18% 20.39% 23.10% 19.57% 12.60% Q4 2020 CECL 12/23/20 Forecast -4.29% 12.66% 21.91% 35.30% 38.79% 28.64% 18.63% 8.41% YoY % Change in House Price Index Q2 2021 CECL 6/21/21 Forecast 5.68% 4.34% 3.62% 3.43% 3.26% 2.83% 2.46% 2.00% Q1 2021 CECL 4/5/21 Forecast 5.58% 5.23% 4.00% 3.85% 3.71% 3.52% 3.12% 2.77% Q4 2020 CECL 12/23/20 Forecast 1.90% 2.18% 1.51% 1.56% 1.88% 2.42% 3.03% 3.74%

CECL – Q2 Methodology Assumptions 8 CECL Methodology Key Assumptions Macroeconomic Forecast Reasonable and supportable forecast period COVID-19 Qualitative adjustment - Used Moody's March baseline forecast for the local market MSA (released on June 21). Baseline economic projections specifically related to unemployment rate and business bankrutpcies continued to improve from the prior quarter's forecast. - Moody's current baseline projections estimate an average unemployment rate of 3.9% over the reasonable and supportable forecast period as compared to an average unemployment rate of 4.3% noted in the prior quarter's forecast. - Reasonable and supportable forecast period represents a two year economic outlook. Key macroeconomic variables - Unemployment rate - Business Bankruptcies - Case-Schiller Home Price Index - Q2 2021 CECL calculation did not incorporate any additional qualitative adjustments related to government relief stimulus or payment accomodations on expected losses. However, loan concentrations qualititative factor captures an additional adjustment to recognize elevated risk and uncertainty of certain higher risk industry segments.

Allocation of Allowance by Product Type • Excluding PPP loans, the allowance for credit losses as a % of total loans outstanding at June 30, 2021 would increase to 1.34% and to 2.26% for the Commercial Business segment. 9 (in $ thousands) Allowance for credit losses Amount % of Loans Outstanding Amount % of Loans Outstanding Amount % of Loans Outstanding Amount % of Loans Outstanding Investor real estate 18,407$ 0.85% 16,396$ 0.76% 48,450$ 1.33% 47,229$ 1.27% Owner-occupied real estate 6,884 0.53% 7,271 0.56% 14,467 0.88% 13,590 0.81% Commercial AD&C 7,590 1.11% 10,166 1.49% 22,917 2.18% 26,822 2.38% Commercial business 11,395 1.42% 15,932 1.99% 31,829 1.32% 24,841 1.26% Total commercial 44,276$ 0.90% 49,765$ 1.01% 117,663$ 1.34% 112,482$ 1.32% Residential mortgage 8,803 0.77% 8,415 0.73% 7,547 0.74% 7,362 0.77% Residential construction 967 0.66% 694 0.47% 653 0.38% 671 0.39% Consumer 2,086 0.45% 3,005 0.64% 4,498 0.91% 3,446 0.75% Total residential and consumer 11,856$ 0.67% 12,114$ 0.69% 12,698$ 0.75% 11,479$ 0.72% Allowance for credit losses 56,132$ 0.84% 61,879$ 0.92% 130,361$ 1.25% 123,961$ 1.23% June 30, 2021 CECL March 31, 2021 CECL 4Q19 Probable Incurred Losses January 1, 2020 CECL Adoption

Capital Position • Excluding PPP loans, tangible common equity to tangible assets ratio would have been 10.0% as of June 30, 2021. • The impact of our election to apply the CECL transition provision to our regulatory capital at June 30, 2021, was an increase in Common Equity Tier 1 capital of $14.1 million and an increase in the CET 1 ratio of 15 bps. • All regulatory ratios continue to be in excess of “well-capitalized” requirements. 10 CAPITAL POSITION in $ millions 2Q21 1Q21 4Q20 3Q20 2Q20 Total Sandy Spring Bancorp shareholders' equity 1,562.3$ 1,511.7$ 1,470.0$ 1,424.7$ 1,390.1$ Common equity tier 1 capital ratio 12.5% 12.1% 10.6% 10.4% 10.2% Tier 1 capital ratio 12.5% 12.1% 10.6% 10.4% 10.2% Total risk-based capital ratio 15.8% 15.5% 13.9% 14.0% 13.8% Leverage ratio 9.5% 9.1% 8.9% 8.7% 8.3% Tangible common equity to tangible assets 9.3% 8.9% 8.6% 8.3% 7.6%

11 Subtitle Copy Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: risks, uncertainties and other factors relating to the COVID-19 pandemic, including the effect of the pandemic on our borrowers and their ability to make payments on their obligations, the effectiveness of vaccination programs, and the effect of remedial actions and stimulus measures adopted by federal, state and local governments; general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non- financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; the possibility that any of the anticipated benefits of acquisitions will not be realized or will not be realized within the expected time period; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2020, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov. Forward Looking Statements 11